UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2010

NGP CAPITAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation) 1221 McKinney Street, Suite 2975 Houston, Texas (Address of principal executive offices)	814-00672 (Commission File Number)	20-1371499 (I.R.S. Employer Identification No.) 77010 (Zip Code)

Registrant’s telephone number, including area code: (713) 752-0062

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                Submission of Matters to a Vote of Security Holders.

On May 12, 2010, NGP Capital Resources Company, a Maryland corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”).  All matters voted upon at the Annual Meeting were approved with the required votes.  The matters that were voted upon at the Annual Meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below:

Proposal 1: Election of Directors

The Company’s stockholders elected two Class III directors each to serve for a three-year term expiring in 2013.  The voting results were as follows:

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Kenneth A. Hersh	11,825,665	1,467,548	-	-
James R. Latimer, III	11,799,345	1,493,868	-	-

Proposal 2: Ratification of Auditor

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The voting results were as follows:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
19,554,850	93,418	74,209	0

Proposal 3: Annual Meeting Adjournment or Postponement

The Company’s stockholders approved the proposal to adjourn or postpone the Annual Meeting to another time or place to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the election of two Class III directors to serve until the 2013 annual meeting of stockholders or the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  The voting results were as follows:

Votes For	Votes Withheld	Abstentions	Broker Non-Votes
16,763,159	2,856,662	102,647	0

Because a sufficient number of holders of the shares of Common Stock of the Company voted to elect Mr. Kenneth A. Hersh and Mr. James R. Latimer, III to serve as directors of the Company and because a sufficient number of holders of the shares of Common Stock of the Company voted to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for fiscal year 2010, it was not necessary for the Company to act upon the proposal to adjourn or postpone the Annual Meeting.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NGP Capital Resources Company

By:	/s/ Stephen K. Gardner
Stephen K. Gardner
Chief Financial Officer

Date:  May 13, 2010